EXECUTION COPY
                            ASSET PURCHASE AGREEMENT


         This Asset Purchase Agreement (this "Agreement") is made and entered into as of March 30, 2001, by and among BioMeridian Corporation, a Utah corporation, and BioMeridian Services Corp., a Utah corporation which is a wholly-owned subsidiary of BioMeridian Corporation (collectively, "Seller"), Bio-Origins, LC, a Utah limited liability company ("Buyer"), and William A. Fresh, individually ("Fresh") and in his capacity as trustee of the Reva Luana Fresh Family Living Trust (the "Fresh Trust"). All capitalized terms not otherwise specifically defined in the text hereof shall have the meanings set forth in Article 8 below.

                                    Recitals

         A. Seller is in the initial stages of developing a services business (the "Business") for the purposes of identifying and sourcing health-related products, including "essential oils" (the "Products"), to be marketed through various distribution channels in Asia, and providing marketing support to such distribution channels.

         B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, substantially all of the assets, tangible and intangible, used by Seller in the Business, on the terms and subject to the conditions set forth in this Agreement.

                                    Agreement

         In consideration of the respective representations, warranties and covenants contained herein and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                             SALE OF ASSETS; CLOSING

         1.1 Assets. Subject to the terms and conditions of this Agreement, at the Effective Time, Seller shall sell, transfer, assign, and deliver to Buyer, and Buyer shall purchase and acquire from Seller, all right, title and interest of Seller in and to the following (the "Assets"):

                  (a) all Intellectual Property, business information, trade secrets, royalty rights, confidential information, formulas, recipes, processes, techniques, know-how, licenses and other rights to use any of the foregoing, any and all income, royalties, damages, claims and payments now or hereafter receivable with respect to any of the foregoing and all rights, including all rights to sue, relating thereto, all licenses, permits, permissions, and authorizations, consents, easements, rights of way, software, domain names, websites, and any and all other intangible assets included in, relating to or necessary for the marketing or distribution of the Products and the operation of the Business (the "Intangible Assets");

                  (b) all tangible personal property and equipment used in, relating to or necessary for the marketing or distribution of the Products and the operation of the Business (the "Tangible Assets");

                  (c) all contracts and other agreements, whether oral or written, used in or relating to the marketing sale or distribution of the Products and the operation of the Business (other than leases for real property) (the "Contracts"); and

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                   (d) all business forms, inventory records, operating records, customer lists, telephone numbers, vendor and customer price lists, sales histories, internal reports regarding product cost, supplier price, and methods of cost accounting used to determine costs of production, and other files or documents relating to the marketing or distribution of the Products and the operation of the Business (the "Records").

         1.2 Assumed Liabilities. At the Effective Time and subject to the terms and conditions of this Agreement, Buyer agrees to assume and become responsible for all Liabilities of Seller with respect to the Business, including, without limitation, the obligations of Seller with respect to the Contracts, the Notes (as defined in Section 1.3(b) below) and the trade payables identified on
Schedule 1.2 to this Agreement (the "Assumed Liabilities").

         1.3 Consideration For the Assets. In consideration for the transfer of the Assets, Buyer and Seller agree as follows:

                  (a) Cash Consideration. Buyer has paid to Seller $200,000 in cash (the "Cash Consideration"), receipt of which is hereby acknowledged by Seller.

                  (b) Assumption of Indebtedness. Buyer will assume and agree to pay in full the following promissory notes made by Seller (the "Notes"):

                           (i) a promissory note in the original principal
amount of $100,000, made by Seller in favor of Fresh; and

                           (ii) a promissory note in the original principal
amount of $150,000, made by Seller in favor of WAF Investment Co., together with accrued interest of $10,000 thereunder.

         1.4 Closing. The closing of the purchase and sale contemplated by this Agreement (the "Closing") will take place on such date as shall be mutually acceptable to Buyer and Seller (the "Closing Date") at such location as shall be mutually acceptable to Buyer and Seller, and will be effective as of 11:59 p.m.. on March 31, 2001 (the "Effective Time").

         1.5 Closing Deliveries.

                  (a) At the Closing, Seller shall deliver to Buyer the following:

                           (i) An executed Bill of Sale in substantially the
form of Exhibit A, transferring to Buyer the Tangible Assets, free and clear of all Encumbrances;

                           (ii) An executed counterpart of an Assignment and
Assumption Agreement in substantially the form of Exhibit B, assigning to Buyer the Intangible Assets, the Contracts and other Assets, free and clear of all Encumbrances, and Seller's obligations under the Notes;

                           (iii) Possession of all of the Tangible Assets and
Records; and

                           (iv) Such other documents, agreements, assignments,
instruments and certificates as may be required by this Agreement or as may be reasonably requested by Buyer to carry out the terms and conditions of this Agreement.

                           (b) At or prior to the Closing, Buyer shall deliver
to Seller:

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                                                                  EXECUTION COPY


                           (i) The Cash Consideration, payable to Seller,
receipt of which is hereby acknowledged by Seller;

                           (ii) An executed counterpart of an Assignment and
Assumption Agreement, substantially in the form of Exhibit B, evidencing Buyer's assumption of Seller's obligations under the Notes, the Contracts and all other Liabilities of Seller with respect to the Business; and

                           (iii) Such other documents, agreements, assignments,
instruments and certificates as may be required by this Agreement or as may be reasonably requested by Seller to carry out the terms and conditions of this Agreement.


                                    ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         For the purpose of inducing Buyer to enter into this Agreement and with the knowledge that Buyer will rely on the following representations and warranties, as of the Closing Date and the Effective Time, Seller represents and warrants to Buyer as follows:

         2.1 Authority. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding agreement of Seller enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy and the laws affecting the enforcement of creditors' rights generally or equitable principles.

         2.2 Tangible Assets. All of the Tangible Assets are merchantable, in material compliance with all requirements of all governing laws and regulations, and in good working order and repair.

         2.3 Contracts. No amounts have been paid to Seller or any of its affiliates, in advance in the form of fees or compensation with respect to any Contract. No monetary amount is owed under any Contract by Seller to any Person for goods or services received by or on behalf of Seller. True, correct and complete copies of each Contract, or with respect to oral agreements written summaries of the material terms thereof, have been delivered to Buyer. With respect to each Contract,

                  (a) Each is in full force and effect, is legal, valid and binding and is enforceable in accordance with its terms. Each will continue to be in full force and effect, legal, valid and binding and enforceable in accordance with its terms following the consummation of the transactions contemplated hereby; and

                  (b) Seller, and to the knowledge of Seller, each other party, has not defaulted under and is not in breach of any Contract, and no condition exists or event has occurred which, with notice or lapse of time or both, would constitute a default or a basis for force majeure or other claim of excusable delay or non-performance thereunder.

         2.4  Title to Assets and Related Matters.
              -----------------------------------

                  (a) Seller owns and has good and marketable title in and to all of the Assets, free and clear of all Encumbrances and the claims or rights of any other Person and has the full legal power and authority to transfer the Assets to Buyer. Upon Seller's transfer of the Assets at the Effective Time as contemplated by this Agreement, Buyer shall acquire all right, title, and interest in and to the Assets, free of any adverse claim, Encumbrance, right, or interest of any nature whatsoever. The Assets are sufficient for the marketing and distribution of the Products as presently done by Seller.

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                  (b) All property, equipment and other capital assets included in the Assets are structurally sound with no known material defects and are in good operating condition and repair (subject to normal wear and tear) so as to permit the operation of the Assets as presently operated. No such property, equipment or other capital asset is in need of maintenance or repairs except for ordinary, routine maintenance and repairs which are not material in nature or cost.

         2.5 Intellectual Property. Seller has, and Buyer will have following the Closing, the right to use, commercialize, exploit and transfer the Intellectual Property. Seller's use of the Intellectual Property and Intangible Assets does not violate or infringe the rights of any other Person, and the transfer of such assets to Buyer pursuant to this Agreement will not violate or infringe the rights of any other Person. Seller is not in default (nor with the giving of notice or lapse of time or both would be in default) under any license to use such Intellectual Property or Intangible Assets. No Person has a right to receive a royalty or other payment in respect of any item of the Intellectual Property pursuant to any contractual or other arrangement. Seller has not granted any license, sublicense or other right relating in whole or in part to any of the Intellectual Property.


                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF BUYER


         For the purpose of inducing Seller to enter into this Agreement and with the knowledge that Seller will rely on the following representations and warranties, as of the Closing Date and the Effective Time, Buyer represents and warrants to Seller as follows:

         3.1 Authority. Buyer has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by Buyer and constitutes the legal, valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy and the laws affecting the enforcement of creditors' rights generally or equitable principles.

         3.2 Organization, Existence, Good Standing, Qualification and Authority. Buyer (a) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Utah, (b) is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify, and (c) has full corporate power and authority to carry on its business as now being conducted and to own and operate its properties and assets.

                                    ARTICLE 4
                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER

         The obligations of Buyer to consummate the transactions contemplated by this Agreement at the Closing are subject to fulfillment of the following conditions, any one or more of which may be waived in whole or in part by Buyer in the manner provided for herein.

         4.1 Representations and Warranties True at Closing. The representations and warranties of Seller contained in this Agreement shall be true as of the Closing Date. Any other documents referred to herein and delivered by Seller pursuant hereto shall be true, correct and complete with respect to the subject matter thereof as of the Closing Date.

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         4.2 Seller's Performance; Compliance with Agreement. Seller shall have performed and complied with all obligations, agreements, covenants, deliveries and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

         4.3 Authorization; Third Party Consents. Seller shall have obtained all consents or approvals necessary to transfer the Assets to Buyer.


                                    ARTICLE 5
                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER

         The obligations of Seller to consummate the transactions contemplated by this Agreement at the Closing are subject to the fulfillment of the following conditions, any one or more of which may be waived by Seller in the manner provided for herein:

         5.1 Representations and Warranties True at Closing. The representations and warranties of Buyer contained in this Agreement shall be true, correct and complete in all material respects as of the Closing Date.

         5.2 Buyer's Performance; Compliance with Agreement. Buyer shall have performed and complied with all obligations, agreements, covenants and conditions required by this Agreement to be performed or complied with by Buyer on or before the Closing Date.

                                    ARTICLE 6
                       COVENANTS OF PARTIES AFTER CLOSING

         Each of the parties hereto agrees as follows with respect to the period beginning immediately after the Closing:

         6.1 Further Assurances of Seller. Seller shall, upon the request of Buyer from time to time after the Closing, execute and deliver, and use its best efforts to cause other Persons to execute and deliver, all such further documents and instruments, and will do or use its best efforts to cause to be done such other acts, as Buyer may reasonably request in order to consummate more completely and make effective the transactions contemplated hereby.

         6.2 Profit Sharing. If Buyer's pre-tax income for the calendar year ended December 31, 2001 exceeds $128,600, Buyer will pay Seller 50% of the amount of such excess, within 30 days of the closing of Buyer's books for such year, which closing shall be within 60 days of the end of such year.

         6.3 Option to Purchase Interest in Buyer.
             ------------------------------------

                  (a) Fresh, individually and in his capacity as trustee of the Fresh Trust, hereby grants to Seller the right and the option to purchase from Fresh and/or the Fresh Trust up to 80% of the aggregate membership interests of Buyer, in four increments of up to 20% each (each, an "Increment"), at the times, and for the amounts, set forth below (the "Option"):

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           Increment No.             Exercise Date              Exercise Price

           1                         January 2, 2002            $112,007
           2                         April 1, 2002              $119,600
           3                         July 1, 2002               $127,708
           4                         October 1, 2002            $136,365

                  (b) If Seller fails to exercise the Option as to any Increment prior to the exercise date for such Increment, the Option will lapse as to such Increment. Notwithstanding any such lapse, however, Buyer may exercise the Option with respect to any Increment as to which the Option has not lapsed.

                  (c) The Option shall terminate immediately upon the first to occur of (i) any bankruptcy proceeding (whether voluntary or involuntary), liquidation, insolvency or appointment of a receiver with respect to Seller,
(ii) Seller's consummation of any transaction or series of transactions (whether a sale of stock, merger, restructuring or any other transaction of series of transactions) in which the holders of the outstanding voting shares of Seller immediately prior to the transaction or arrangement hold less than 50% of the outstanding voting shares of Seller immediately following the transaction, or
(iii) Seller's sale or transfer of all or substantially all of its assets.

                  (d) Fresh, individually and in his capacity as trustee of the Fresh Trust, covenants and agrees that at all times prior to the expiration or termination of the Option he and the Fresh Trust will maintain, in the aggregate, ownership of sufficient membership interest of Buyer in order to permit Seller to exercise the Option as contemplated by this Section 6.3 and acquire up to 80% of the aggregate membership interests of Buyer.

         6.4 Assistance. For a period of 30 days following the Effective Time, Seller will provide to Buyer, at Seller's expense, accounting and administrative services with respect to the Business.

         6.5 Payment of Costs. Each of Buyer and Seller shall bear its own costs and expenses (including, without limitation, fees and expenses of business brokers, legal counsel, accountants and other facilitators and advisors, except as otherwise specifically set forth herein) incurred at any time in connection with this Agreement and the transactions contemplated hereby.


                                    ARTICLE 7
                                  MISCELLANEOUS

         7.1 Survival of Representations and Warranties. All representations and warranties of the parties hereto shall survive the Closing and continue for a period of one year.

         7.2 Amendment and Modification. This Agreement may be amended, modified, terminated, rescinded or supplemented only by written agreement signed by the parties hereto.

         7.3 Waiver; Consents. Any failure of a party to comply with any obligation, covenant, agreement or condition herein may be waived by each party affected thereby only by a written instrument signed by the party granting such waiver. No waiver, or failure to insist upon strict compliance, by any party of any term or condition or any breach of any term or condition contained in this Agreement, in any one or more instances, shall be construed to be a waiver of, or estoppel with respect to, any other term or condition or any other breach of the same. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver.

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         7.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when (i) delivered personally, or (ii) sent by telecopier (with receipt confirmed), or (iii) received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) or (iv) three (3) days after being sent by registered or certified mail, return receipt requested, in each case to the other party at the following addresses and telecopier numbers (or to such other address or telecopier number for a party as shall be specified in writing; provided that notices of a change of address or telecopier number shall be effective only upon receipt thereof):

         if to Seller, to:

                  BioMeridian Corporation
                  12411 South 265 West, Suite F
                  Draper, Utah 84020
                  Fax: (801) 501-7518
                  Attn: Mark Seethaler

         if to Buyer, Fresh or the Fresh Trust, to:

                  William A. Fresh
                  176 Emeraud Drive
                  St. George, Utah 84770
                  Fax: (435) 652-0532

         7.5 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by Seller without the prior written consent of Buyer. Buyer may freely assign this Agreement and its rights, interests and obligations hereunder with or without the consent of Seller.

         7.6 Severability. Any provision hereof prohibited by or deemed unlawful or unenforceable under any applicable law of any jurisdiction shall, as to such jurisdiction, be ineffective without affecting any other provision of this Agreement. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms. In the event that any term or provision of this Agreement shall be held invalid by a competent court or government agency, the remainder of this Agreement shall not be affected thereby and the parties hereto shall continue to be bound by the remaining terms hereof. In such event, the relevant term or provision (or should such term(s) or provision(s) be a crucial element of this Agreement, then the entire Agreement) shall be renegotiated by the parties in a good faith effort to achieve mutual agreement consistent with such holding and the parties shall continue to perform under this Agreement in a manner consistent with its intent and objectives.

         7.7 Governing Law. This Agreement shall be deemed to have been executed in the State of Utah and shall be governed by the laws of the State of Utah, (regardless of the laws that might otherwise govern under applicable Utah principles of conflicts of law) as to all matters, including matters of validity, construction, effect, performance, and remedies. The parties agree to submit to the jurisdiction of the courts in the State of Utah and the United States District Court, District of Utah, any claims or lawsuits arising form this Agreement, and waive any objections based on inconvenient forum.

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         7.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement may be executed by facsimile signatures, each of which will be deemed an original.

         7.9 Entire Agreement. This Agreement, including the instruments, memoranda, certificates, schedules, exhibits, and other documents referred to herein, which are hereby incorporated herein by this reference, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         7.10 Attorneys' Fees. In the event any party hereto institutes a Proceeding against any other party hereto for a claim arising out of or to enforce this Agreement, the party that prevails by enforcing this Agreement shall be entitled to recover reasonable attorneys' fees, costs and expenses incurred, in addition to any other relief to which they may be entitled.

         7.11 Construction. This Agreement shall be construed as though all parties had drafted it. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. Each of the foregoing genders and plurals is understood to refer to a corporation, partnership or other legal entity when the context so requires. The boldfaced and underlined section descriptions shall be and are for reference only and shall not be deemed to alter to limit the meaning of this Agreement in any way.


                                    ARTICLE 8
                                   DEFINITIONS

         8.1 For the purposes of this Agreement, the following terms shall have the meanings specified or referred to below whether or not capitalized when used in this Agreement. Any reference or citation to a law, statute or regulation shall be deemed to include any amendments thereto and any judicial and administrative interpretations thereof.

                  (a) "Encumbrance" means any lien, pledge, hypothecation, charge, mortgage, deed of trust, security interest, encumbrance, equity, trust, equitable interest, claim, easement, right-of-way, servitude, right of possession, lease tenancy, license, encroachment, burden, intrusion, covenant, infringement, interference, proxy, option, right of first refusal, community property interest, legend, defect, impediment, exception, condition, restriction, reservation, limitation, impairment, imperfection of title, restriction on the transfer of any security or other asset, restriction on the receipt of any income derived from any security or other asset, and restriction on the possession, use, exercise or transfer of any other attribute of ownership, whether based on or arising from common law, constitutional provision, statute, contract or otherwise.

                  (b) "Entity" means any corporation (including any non-profit corporation), limited liability company, general partnership, limited partnership, joint venture, joint stock association, estate, trust, cooperative, foundation, union, syndicate, league, consortium, coalition, committee, society, firm, company or other enterprise, association, organization or entity of any nature, other than a Governmental Authority.

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                  (c) "Governmental Authority" means any foreign governmental authority, the United States of America, any State of the United States of America, any local authority and any political subdivision of any of the foregoing, any multi-national organization or body, any agency, department, commission, board, bureau, court or other authority thereof, or any quasi-governmental or private body exercising, or purporting to exercise, any executive, legislative, judicial, administrative, police, regulatory or taxing authority or power of any nature.

                  (d) "Governmental Authorization" means any permit, license, franchise, approval, certificate, consent, ratification, permission, confirmation, endorsement, waiver, certification, registration, transfer, qualification or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement.

                  (e) "Intellectual Property" means all inventions, patents, improvements related to patented or unpatented inventions, trademarks and trade names (whether currently or formerly used, including the names "BIO-ORIGINS" and "BIOORIGINS") service marks, assumed names, trade dress, copyrights, United States, Foreign, state and other applications and registrations for and with respect to any of the foregoing and renewals and continuation thereof, in each case with the goodwill symbolized thereby and associated therewith, software, domain names, websites, e-mail addresses, and other intellectual property owned or licensed by Seller and related in any way to the Products.

                  (f) "Legal Requirement" means any law, statute, ordinance, decree, requirement, Order, treaty, proclamation, convention, rule or regulation (or interpretation of any of the foregoing) of, and the terms of any Governmental Authorization issued by, any Governmental Authority.

                  (g) "Liability" means any debt, obligation, duty, or liability of any nature (including any unknown, undisclosed, unfixed, unliquidated, unsecured, unmatured, unaccrued, unasserted, contingent, conditional, inchoate, implied, vicarious, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with United States Generally Accepted Accounting Principles.

                  (h) "Loss" means any loss, damage, injury, harm, detriment, decline in value, lost opportunity, Liability, exposure, claim, demand, Proceeding, settlement, judgment, award, punitive damage award, fine, penalty, tax, fee, charge, cost or expense (including costs of attempting to avoid or in opposing the imposition thereof, interest, penalties, costs of preparation and investigation, and the fees, disbursements and expenses of attorneys, accountants and other professional advisors).

                  (i) "Order" means any order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, sentence, subpoena, consent decree, writ or award issued, made, entered or rendered by any court, administrative agency or other Governmental Authority or by any arbitrator.

                  (j) "Person" means any individual, Entity, or Governmental Authority.

                  (k) "Proceeding" means any action, suit, litigation, arbitration, lawsuit, claim, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination, investigation, challenge, controversy or dispute commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or any arbitrator.

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         IN WITNESS WHEREOF, each of the parties hereto has executed this
Agreement as of the date first above written.


                            Seller

                            BioMeridian Corporation,
                            a Utah corporation


                            By: /s/ Mark Seethaler
                            Its: Vice President and CFO


                            Bio-Origins, Inc.,
                            a Utah corporation


                            By: /s/ Mark Seethaler
                            Its: Vice President and CFO


                            Buyer

                            Bio-Origins, LC,
                            a Utah limited liability company


                            By: /s/ William A. Fresh
                            Its: Manager


                            Fresh


                            /s/ William A. Fresh
                            William A. Fresh, an individual


                            Fresh Trust

                            Reva Luana Fresh Family Living Trust


                            /s/ William A. Fresh
                            By: William A. Fresh, Trustee


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                                  SCHEDULE 1.2
                                       TO
                            ASSET PURCHASE AGREEMENT


                           Accrued and Trade Payables
                           ---------------------------

               Accrued Personnel Costs                                    1,908
               Accrued Manager Bonus                                     10,000
               Trade Payables
                                               Blizkit                    2,562
                                          Editing Etc.                      894
                                             Evan Ehat                      300
                                       Reginald Hughes                      552
                                          J&S Holdings                    2,000
                                             Time Labs                      319
                                                                 ---------------
               Total Trade Payables                                       6,627

                                                                 ---------------
               Total Accrued and Trade Payables                          18,535



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